Exhibit 10.3

SECOND AMENDED, RESTATED AND CONSOLIDATED

MORTGAGE NOTE

$96,012,524.00	New York, New York

Loan Nos. 7061xxxxx and 7061xxxxx	November 5, 2009

THIS SECOND AMENDED, RESTATED AND CONSOLIDATED MORTGAGE NOTE by 60 EAST 42ND ST. ASSOCIATES L.L.C., a New York limited liability company, having a principal place of business at c/o Malkin Holdings LLC, 60 East 42nd Street, New York, New York 10165 (“Borrower”), to the order of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”, which shall also mean successors and assigns who become holders of this Note (defined below), at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201.

W I T N E S S E T H:

WHEREAS, Lender is the owner and holder of a certain consolidated mortgage, as more particularly described in Exhibit A attached hereto (the “Instrument”), and of the notes, bonds or other obligations secured thereby (the “Existing Notes”); and

WHEREAS, Borrower is the current obligor under the Existing Notes; and

WHEREAS, Borrower and Lender have agreed in the manner hereinafter set forth (i) to amend, restate and consolidate the Existing Notes to evidence one unified indebtedness in the aggregate outstanding principal amount of Ninety-Six Million Twelve Thousand Five Hundred Twenty-Four and No/100 Dollars ($96,012,524.00), (ii) to change the monthly payments on this Note, and (iii) to modify certain other terms and provisions of the Existing Notes;

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Note by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

1. Outstanding Indebtedness. The aggregate outstanding indebtedness evidenced by the Existing Notes and secured by the Instrument is Ninety-Six Million Twelve Thousand Five Hundred Twenty-Four and No/100 Dollars ($96,012,524.00), it being understood that no interest under the Existing Notes is accrued and unpaid for the period prior to the date hereof, but that interest shall accrue from and after the date hereof at the rate or rates herein provided.

2. Consolidation of Existing Notes. The Existing Notes are hereby combined and consolidated so that together they shall hereafter constitute in law but one note evidenced solely by this Second Amended, Restated and Consolidated Mortgage Note in the aggregate principal amount of NINETY-SIX MILLION TWELVE THOUSAND FIVE HUNDRED TWENTY-FOUR AND NO/100 DOLLARS ($96,012,524.00), together with interest thereon as hereinafter provided (the Existing Notes, as so combined and consolidated and as modified, amended, restated, ratified and confirmed pursuant to the provisions hereof, are herein collectively referred to as this “Note”).

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

3. Amendment and Restatement of Existing Notes. The terms, covenants and provisions of the Existing Notes are hereby modified, amended and restated so that henceforth such terms, covenants and provisions shall be those set forth herein, and the Existing Notes, as so modified, amended and restated, are hereby ratified and confirmed in all respects by Borrower.

4. Borrower’s Promise to Pay. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender at its offices set forth above the principal sum of NINETY-SIX MILLION TWELVE THOUSAND FIVE HUNDRED TWENTY-FOUR AND NO/100 DOLLARS ($96,012,524.00), with interest on the unpaid balance (“Balance”) at the following rates from and including the date of the first disbursement of Loan proceeds under this Note (“Funding Date”) until Maturity (defined below): (A) interest shall be due and payable on a portion of the principal sum of the indebtedness evidenced by this Note equal to $80,012,524.00 (the “Tier One Indebtedness”) at a rate equal to five and thirty-four hundredths percent (5.34%) per annum (“Tier One Note Rate”), and (B) interest shall be due and payable on the remaining portion of the principal sum of the indebtedness evidenced by this Note equal to $16,000,000.00 (the “Tier Two Indebtedness”) at a rate equal to seven and zero hundredths percent (7.00%) per annum (“Tier Two Note Rate”; the Tier One Note Rate and the Tier Two Note Rate are sometimes hereinafter collectively referred to as the “Note Rate”, and all references to the “Note Rate” herein shall mean, the Tier One Note Rate with respect to the Tier One Indebtedness and the Tier Two Note Rate with respect to the Tier Two Indebtedness). Capitalized terms used without definition shall have the meanings ascribed to them in the Instrument.

1. Regular Payments. Principal and interest shall be payable as follows:

(a) Interest on the Tier Two Indebtedness from and including the Funding Date to November 5, 2009 shall be due and payable on the Funding Date.

(b) Thereafter, principal and interest on the Balance shall be paid in fifty-nine (59) monthly installments, as follows:

(i) Principal and interest on the Tier One Indebtedness shall be paid in fifty-nine (59) monthly installments of Five Hundred Seven Thousand Eight Hundred Thirty-Eight and 14/100 Dollars ($507,838.14) each, commencing on December 5, 2009 and continuing on the fifth (5th) day of each succeeding month to and including November 5, 2014; and

(ii) Principal and interest on the Tier Two Indebtedness shall be paid in fifty-nine (59) monthly installments of One Hundred Thirteen Thousand Eighty-Four and 67/100 Dollars ($113,084.67) each, commencing on December 5, 2009 and continuing on the fifth (5th) day of each succeeding month to and including November 5, 2014. Each payment due date under Paragraphs 1(b)(i) and 1(b)(ii) is referred to as a “Due Date.”

(c) The entire Obligations shall be due and payable on November 5, 2014 (“Maturity Date”). “Maturity” shall mean the Maturity Date or earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.

(d) Interest on the Balance for any full month shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. For any partial month, interest shall be due in an amount equal to (i) the Balance multiplied by (ii) the Note Rate divided by (iii) 360 multiplied by (iv) the number of days during such partial month that any Balance is outstanding through (but excluding) the date of payment.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

2. Late Payment and Default Interest.

(a) Late Charge. If any scheduled payment due under this Note is not fully paid by its Due Date (other than the principal payment due on the Maturity Date), a charge of $575.00 per day (the “Daily Charge”) shall be assessed for each day that elapses from and after the Due Date until such payment is made in full (including the date payment is made); provided, however, that if any such payment, together with all accrued Daily Charges, is not fully paid by the fourteenth (14th) day following the applicable Due Date, a late charge equal to the lesser of (i) four percent (4%) of such payment or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge shall be payable in lieu of Daily Charges that shall have accrued. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. The Daily Charge and Late Charge shall be secured by the Documents. The imposition of the Daily Charge, Late Charge, and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (i) excuse Borrower from its obligation to make each payment under this Note promptly when due or (ii) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default.

(b) Acceleration. Upon any Event of Default, Lender may declare the Balance, unpaid accrued interest, the Prepayment Premium (defined below) and all other Obligations immediately due and payable in full.

(c) Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first Business Day (defined below) of the month in which the Event of Default or Maturity occurs and on the first Business Day of every month thereafter. The term “Business Day” shall mean each Monday through Friday except for days on which commercial banks are not authorized to open or are required by law to close in New York, New York.

3. Application of Payments. Until an Event of Default occurs, all payments received under this Note shall be applied in the following order: (a) to unpaid Daily Charges, Late Charges and costs of collection; (b) to any Prepayment Premium due; (c) to interest due on the Balance; and (d) then to the Balance. After an Event of Default, all payments shall be applied in any order determined by Lender in its sole discretion.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

4. Prepayment.

(a) Except as set forth in Paragraph 4(b) below, this Note may be prepaid, in whole or in part, upon at least thirty (30) days’ prior written notice to Lender and upon payment of all accrued interest (and other Obligations due under the Documents) and a prepayment premium (“Prepayment Premium”) equal to the greater of (a) one percent (1%) of the principal amount being prepaid multiplied by the quotient of the number of full months remaining until the Maturity Date, calculated as of the prepayment date, divided by the number of full months comprising the term of this Note, or (b) the Present Value of the Loan (defined below) less the amount of principal and accrued interest (if any) being prepaid, calculated as of the prepayment date. The Prepayment Premium shall be due and payable, except as provided in the Instrument or as limited by law, upon any prepayment of this Note, whether voluntary or involuntary, and Lender shall not be obligated to accept any prepayment of this Note unless it is accompanied by the Prepayment Premium, all accrued interest and all other Obligations due under the Documents. Lender shall notify Borrower of the amount of and the calculation used to determine the Prepayment Premium. Borrower agrees that (a) Lender shall not be obligated to actually reinvest the amount prepaid in any Treasury obligation and (b) the Prepayment Premium is directly related to the damages that Lender will suffer as a result of the prepayment. The “Present Value of the Loan” shall be determined by discounting all scheduled payments remaining to the Maturity Date attributable to the amount being prepaid at the Discount Rate (defined below). If prepayment occurs on a date other than a Due Date, the actual number of days remaining from the date of prepayment to the next Due Date will be used to discount within this period. The “Discount Rate” is the rate which, when compounded monthly, is equivalent to the Treasury Rate (defined below), when compounded semi-annually. The “Treasury Rate” is the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of the Loan, for the week prior to the prepayment date, as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates, conclusively determined by Lender (absent a clear mathematical calculation error) on the prepayment date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate. Notwithstanding the foregoing, no Prepayment Premium shall be due if this Note is prepaid during the last sixty (60) days prior to the Maturity Date.

(b) Notwithstanding anything to the contrary contained herein, (i) in the event that Borrower prepays the Tier One Indebtedness in full, Borrower must simultaneously prepay the Tier Two Indebtedness in full, and (i) in the event that Borrower prepays the Tier Two Indebtedness in full, Borrower must simultaneously prepay the Tier One Indebtedness in full. In all events, the applicable Prepayment Premium must also be paid.

(c) With respect to the foregoing provisions, Borrower hereby expressly agrees as follows:

(i) The Note Rate provided herein has been determined based on the sum of (A) the Treasury Rate in effect at the time the applicable Note Rate was determined under the applicable Loan application submitted to Lender, plus (B) an interest rate spread over such Treasury Rate, which together represent Lender’s agreed-upon return for making the proceeds of the Loan hereunder available to Borrower over the term of such Loan.

(ii) The determination of the applicable Note Rate, and in particular the aforesaid interest rate spreads, were based on the expectation and agreement of Borrower and Lender that the principal sums advanced hereunder would not be prepaid during the term of this Note, or if any such prepayment occurs, the Prepayment Premium (calculated in the manner set forth above) would apply (except as expressly permitted by this Note).

(iii) Lender’s business involves making financial commitments to others based in part on the returns it expects to receive from this Note and other similar loans made by Lender, and Lender’s financial performance as a business depends not only on the returns from each loan or investment it makes but also upon the aggregate amounts of the loans and investments it is able to make over any given period of time.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

(iv) In the event of a prepayment hereunder, Lender will be required to redeploy the funds received into other loans or investments, which (A) may not provide a return to Lender comparable to the return Lender anticipates based on the Note Rate and (B) may reduce the total amount of loans or investments Lender is able to make during the term of the Loan, which in turn may impair the profitability of Lender’s business. Therefore, in order to compensate Lender for the potential impact and risks to its business of prepayments under this Note, Lender has limited the Borrower’s right to prepay this Note and has offered the method of calculation of the Prepayment Premium set forth above.

(v) Borrower acknowledges that (A) Lender could have determined that it would not permit any prepayments under this Note during its term, and therefore, in electing to permit prepayments hereunder, Lender is entitled to determine and negotiate the terms on which it will accept prepayments of its loans, and (B) Borrower could have elected to negotiate more permissive prepayment provisions and/or a more favorable manner of calculating the Prepayment Premium, but in such event the applicable interest rate spread, and therefore the applicable Note Rate, would have been higher to compensate Lender for the potential loss of income on account of the risk that Borrower might elect to prepay this Note at an earlier time and/or for a lesser Prepayment Premium than set forth herein.

Therefore, in consideration of Lender’s agreement to the Note Rate set forth herein, and in recognition of Lender’s reliance on the prepayment provisions of this Note (including the method of calculating the Prepayment Premium), Borrower agrees that the manner of calculation of the Prepayment Premium set forth in this Note represents bargained-for compensation to Lender for granting to Borrower the privilege of prepaying this Note on the terms set forth herein and for the potential loss of future income to Lender arising from having to redeploy the amounts prepaid under this Note into other loans or investments. As such, the Prepayment Premium constitutes reasonable compensation to Lender for making the Loan on the terms reflected in this Note and does not represent any form of damages (liquidated or otherwise), nor does it represent a penalty.

5. No Usury. Under no circumstances shall the aggregate amount paid or to be paid as interest under this Note exceed the highest lawful rate permitted under applicable usury law (“Maximum Rate”). If under any circumstances the aggregate amounts paid on this Note shall include interest payments which would exceed the Maximum Rate, Borrower stipulates that payment and collection of interest in excess of the Maximum Rate (“Excess Amount”) shall be deemed the result of a mistake by both Borrower and Lender and Lender shall promptly credit the Excess Amount against the Balance (without Prepayment Premium or other premium) or refund to Borrower any portion of the Excess Amount which cannot be so credited.

6. Security and Documents Incorporated. This Note is the Note referred to and secured by the Instrument and is secured by the Property. Borrower shall observe and perform all of the terms and conditions in the Documents. The Documents are incorporated into this Note as if fully set forth in this Note.

7. Treatment of Payments. All payments under this Note shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at such other place (and in the manner) Lender may specify by written notice to Borrower, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. Eastern Time at such place, shall be credited on that day, or, if received by Lender at or after 2:00 p.m. Eastern Time at such place, shall, at Lender’s option, be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrower otherwise, Borrower shall make all payments due under this Note in the manner set forth in Section 3.13 of the Instrument. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

8. Limited Recourse Liability. Except to the extent set forth in Paragraph 8 and Paragraph 9 of this Note, neither Borrower nor any general partner(s) of Borrower nor Peter L. Malkin nor Anthony E. Malkin (singularly or collectively, the “Exculpated Parties”) shall have any personal liability for the Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming the Exculpated Parties in the actions) and IN ADDITION THE EXCULPATED PARTIES SHALL HAVE JOINT AND SEVERAL PERSONAL LIABILITY FOR and be subject to legal action for any and all fees, costs, expenses, damages and losses (including, without limitation, legal fees and costs) incurred or suffered by Lender, resulting from or otherwise relating to the following:

(a) The misapplication or misappropriation by Borrower of any or all money collected, paid or received, or to which Borrower is entitled, relating to the Loan or the Property, including, but not limited to, insurance proceeds, condemnation awards, lease security and other deposits and rent;

(b) Rents, issues, profits and revenues of all or any portion of the Property received or applicable to a period after the occurrence of any Event of Default or after any event which, with the giving of notice and/or the passage of time, would constitute an Event of Default, which are not applied to pay, first (i) real estate taxes and other charges which, if unpaid, could result in liens superior to that of the Instrument, and (ii) premiums on insurance policies required under the Documents and, second, the other ordinary and necessary expenses of owning and operating the Property;

(c) Waste committed on the Property or damage to the Property as a result of intentional misconduct or gross negligence or the removal of all or any portion of the Property in violation of the terms of the Documents;

(d) Fraud or material misrepresentation or failure to disclose a material fact (including, without limitation, with respect to any such fraud, misrepresentation or failure to disclose in any materials delivered to Lender) by any of the Exculpated Parties or by any other person or entity authorized or apparently authorized to make statements or representations on behalf of any of the Exculpated Parties in connection with the Loan applications, Loan closing or security of or for the Loan, or otherwise in connection with the Property or the Loan;

(e) Any of the Exculpated Parties violates the provisions of Section 11.04 of the Instrument;

(f) Borrower fails to obtain Lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Property or direct or indirect interests in Borrower (but only to the extent such prior written consent is required by the Documents);

(g) Borrower fails to obtain Lender’s prior written consent to any assignment, transfer or conveyance of the Property or any portion thereof or any interest therein or directly or indirectly in Borrower (but only to the extent such prior written consent is required by the Documents); and/or

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

(h) damages suffered or incurred by Lender as a result of Borrower’s breach or violation of Sections 2.10 and/or 3.21 of the Instrument.

Notwithstanding anything to the contrary above or otherwise in the Documents, in the event that any petition for bankruptcy, reorganization or arrangement pursuant to state or federal bankruptcy law, or any similar federal or state law, shall be filed or consented to, or acquiesced in by any Exculpated Party, or any Exculpated Party seeks (or consents to, or acquiesces in) the appointment of a receiver, liquidator or trustee, or any proceeding for the dissolution or liquidation of Borrower or any Exculpated Party shall be instituted or consented to, or acquiesced in by any Exculpated Party, then (i) the Loan shall be fully recourse to the Exculpated Parties; and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506 (a), Section 506 (b), Section 1111(b) or any other provisions of the U.S. Bankruptcy Code as same may be amended or replaced to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Documents.

9. INTENTIONALLY OMITTED.

10. Joint and Several Liability. This Note shall be the joint and several obligation of all makers, endorsers, guarantors and sureties, and shall be binding upon them and their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

11. Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which became payable hereunder or under the other Documents absolutely and unconditionally and without abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

12. Certain Waivers. Borrower and all others who may become liable for the payment of all or any part of the Obligations do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Obligations or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Instrument or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Obligations, under this Note, the Instrument and the other Documents.

13. WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

14. Changes in Laws Regarding Taxation. In the event of the passage of any law of the State of New York, the City of New York, the County of New York or any other applicable taxing authority deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes or the manner of the collection of any such taxes, and imposing a tax (other than a tax on income, revenue, return of principal or reserves or the lack thereof), either directly or indirectly, on the Instrument, this Note, any of the other Documents or the Balance, Borrower shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within ten (10) days after demand by Lender, whichever is less; provided, however, that if, in the opinion of counsel for Lender, Borrower is not permitted by law to pay such taxes, Lender shall have the right, at its option, to declare the Balance immediately due and payable upon ten (10) days’ prior written notice to Borrower.

15. Documentary Stamps and Other Charges. Borrower shall pay all taxes (excluding income, franchise and doing business taxes), assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, stamp and other similar taxes) levied on, or assessed against Lender, or otherwise required to be paid in connection with any of the Documents or the Balance. If Borrower shall fail to promptly make such payments after demand therefor, Lender shall have the right (but not the obligation) to pay for the same and Borrower shall reimburse Lender therefor immediately upon demand, with interest at the Default Rate. All such sums paid by Lender shall, subject to the limitations set forth in Section 1.03 of the Instrument, be secured by the Instrument.

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[SIGNATURES ON FOLLOWING PAGE]

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

IN WITNESS WHEREOF, this Note has been executed by Borrower as of the date first set forth above.

BORROWER:

60 EAST 42ND ST. ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin [SEAL]
Name: Peter L. Malkin Title: Member

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO SECOND AMENDED, RESTATED

AND CONSOLIDATED MORTGAGE NOTE]

LENDER: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/ Thomas P. Goodsite
Name: Thomas P. Goodsite
Title: Vice President [CORPORATE SEAL]

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

EXHIBIT A

THE INSTRUMENT

1.	MORTGAGE made by Lincoln Building Corporation to Aetna Life Insurance Company dated 1/31/41, recorded 1/31/41 in Liber 4475 Mp. 442 to secure the sum of $6,000,000.00 and interest. (Mortgage tax paid: $30,000.00)

2.	MORTGAGE made by Lincoln Building Corporation to Aetna Life Insurance Company dated 7/31/47, recorded 8/1/47 in Liber 4928 Mp. 537 to secure the sum of $5,637,222.37 and interest. (Mortgage tax paid: $28,186.00)

CONSOLIDATION, SPREADER AND MODIFICATION AGREEMENT made by and between Lincoln Building Corporation and Aetna Life Insurance Company dated 7/31/47, recorded 8/1/47 in Liber 4928 Mp. 559. Consolidates mortgages 1 and 2 to form a single lien of $10,000,000.00.

ASSIGNMENT OF MORTGAGES 1 and 2, as consolidated, by Aetna Life Insurance Company to The Prudential Insurance Company of America by assignment dated 3/25/54, recorded 4/1/54 in Liber 5457 Mp. 356.

3.	MORTGAGE made WLKP Realty Corp. to The Prudential Insurance Company of America dated 3/31/54, recorded 4/1/54 in Liber 5447 Mp. 352 to secure the sum of $7,550,000.00 and interest. (Mortgage tax paid: $37,750.00)

MODIFICATION, EXTENSION AND CONSOLIDATION AGREEMENT made by and between WLKP Realty Corp. and The Prudential Insurance Company of America dated 3/31/54, recorded 4/1/54 in Liber 5447 Mp. 358. Consolidates mortgages 1, 2 and 3 to form a single lien of $16,000,000.00 and modifies the terms thereof.

AGREEMENT OF PARTICIPATION IN BOND AND MORTGAGE made by and between The Prudential Insurance Company of America and Aetna Life Insurance Company dated 3/31/54, recorded 4/1/54 in Liber 5447 Mp. 372. Allocates equal $8,000,000.00 participating interests in mortgages 1 through 3, as consolidated.

SUPPLEMENTAL AGREEMENT OF PARTICIPATION IN BOND AND MORTGAGE made by and between The Prudential Insurance Company of America and Aetna Life Insurance Company dated 10/26/55, recorded 11/25/55 in Liber 5581 Mp. 503. Modifies the Agreement of Participation in Bond and Mortgage recorded in Liber 5457 Mp. 372.

4.	MORTGAGE made by Lincoln Building Associates to The Prudential Insurance Company of America dated 10/1/58, recorded 10/2/58 in Liber 5775 Mp. 355 to secure the sum of $2,618,269.06 and interest. (Mortgage tax paid: $13,091.50)

By its terms, Mortgage 4 is consolidated with Mortgages 1, 2 and 3 to form a single lien of $17,200,000.00.

AGREEMENT OF PARTICIPATION IN BOND AND MORTGAGE made by and between The Prudential Insurance Company of America (“Prudential”) and Aetna Life Insurance Company (“Aetna”), dated 10/1/58, recorded 10/2/58 in Liber 5775 Mp. 359. Allocates a $9,909,134.41 participating interest to Prudential and a $7,290,865.59 participating interest to Aetna in mortgages 1 through 4, as consolidated.

BORROWER’S INITIALS:
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Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

5.	MORTGAGE made by 60 East 42nd St. Associates to The Prudential Insurance Company of America dated 4/24/64, recorded 4/27/64 in Liber 6273 Mp. 248 to secure the sum of $1,574,134.86 and interest. (Mortgage tax paid: $7,870.50)

By its terms, Mortgage 5 is consolidated with Mortgages 1 through 4 to form a single lien of $16,300,000.00.

AGREEMENT OF PARTICIPATION INTEREST IN MORTGAGE made by and between The Prudential Insurance Company of America (“Prudential”) and Aetna Life Insurance Company (“Aetna”), dated as of 4/24/64, recorded 4/27/64 in Liber 6273 Mp. 252. Allocates a $10,075,172.75 participating interest to Prudential and a $6,254,827.25 participating interest to Aetna in Mortgages 1 through 5, as consolidated.

ASSIGNMENT OF PARTICIPATION INTEREST IN MORTGAGE made by and between Aetna Life Insurance Company, as assignor to The Prudential Insurance Company of America, as assignee dated 3/28/69, recorded 4/2/69 in Reel 135 Page 1287. Assigns assignor’s participating interest in mortgages 1 through 5, as consolidated.

EXTENSION AGREEMENT made between Grancent Corp. and The Prudential Insurance Company of America dated 4/1/69, recorded 4/2/69 in Reel 135 page 1291.

Extends Mortgages 1 through 5, as consolidated.

MODIFICATION AGREEMENT made between 60 E. 42nd St. Associates and The Prudential Insurance Company dated as of 4/1/79, recorded 11/5/79 in Reel 501 page 816.

Modifies Mortgages 1 through 5, as consolidated.

MODIFICATION AGREEMENT made by and between 60 East 42nd St. Associates and The Prudential Insurance Company of America dated as of April 1, 1981, recorded 9/3/1981 in Reel 581 Page 1314. Modifies mortgages 1 through 5, as consolidated.

ASSIGNMENT OF MORTGAGE made by The Prudential Insurance Company of America to Bankers Life Company dated 9/29/82, recorded 10/5/82 in Reel 642 Page 271.

Assigns mortgages 1 through 5, as consolidated.

MODIFICATION AND EXTENSION AGREEMENT made by and between 60 east 42nd St. Associates and Bankers Life Company, dated 9/30/82, recorded 11/3/82 in Reel 647 Page 1382. Modifies Mortgages 1 through 5, as consolidated.

ASSIGNMENT OF MORTGAGE made by Principal Mutual Life Insurance Company, formerly known as Bankers Life Company to Apple Bank for Savings dated 9/87, recorded 12/23/87 in Reel 1337 Page 1651. Assigns mortgages 1 through 5, as consolidated.

BORROWER’S INITIALS:
12
Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

AGREEMENT OF CONFIRMATION AND MODIFICATION OF MORTGAGE (Fee) made by and between 60 East 42nd St. Associates and Apple Bank for Savings, dated as of 9/30/87, recorded 10/30/87 in Reel 1311 Page 1517. Modifies mortgages 1 through 5, as consolidated.

ASSIGNMENT OF MORTGAGE made by Apple Bank for Savings to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated December 9, 1960, as amended, of its Commingled Pension Trust Fund dated 9/13/94, recorded 10/11/94 in Reel 2145 Page 21.

Assigns Mortgages 1 through 5, as consolidated.

AMENDED MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASE made by and between 60 42nd St. Associates to Morgan Guaranty Trust Company of New York, as trustee under declaration of Trust dated December 9, 1960, as amended, of its Commingled Pension Trust Fund (Fixed Income- -Mortgages) dated 10/6/94, recorded 10/11/94 in Reel 2145 Page 25.

Amends Mortgages 1 through 5, as consolidated.

ASSIGNMENT OF MORTGAGE for Mortgages 1 through 5, as consolidated, made by JP Morgan Chase Bank, as Trustee under Amended and Restated Declaration of Trust, dated November 13, 2001, as amended, for its Commingled Pension Trust Fund (Mortgage Private Placement) f/k/a Morgan Guaranty Trust Company of New York, as trustee under Declaration of Trust dated December 9, 1960, as amended, of its Commingled Pension Trust Fund (Fixed Income - Mortgages) to The Prudential Insurance Company of America, by Assignment dated November 16, 2004, recorded December 28, 2004 in CRFN 2004000xxxxxx.

6.	MORTGAGE made by 60 East 42nd St. Associates to Emigrant Savings Bank dated 3/8/00, recorded 5/10/00 in Reel 3099 Page 600 to secure the sum of $27,979,186.47 and interest.

(Mortgage tax paid: $769,428.00)

ASSIGNMENT OF MORTGAGE for Mortgage 6 made by Emigrant Savings Bank to The Prudential Insurance Company of America, by Assignment dated November 16, 2004, recorded 12/28/2004 in CRFN 2004000xxxxxx.

Assigns Mortgages 1 through 6, as consolidated.

7.	MORTGAGE made by 60 East 42nd St. Associates L.L.C. to The Prudential Insurance Company of America dated November 23, 2004 and recorded 12/28/2004 in CRFN 2004000xxxxxx, to secure the sum of $44,000,000.53 and interest (Mortgage tax paid: $1,210,000.00)

AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT made by 60 East 42nd St. Associates L.L.C. to The Prudential Insurance Company of America, as joined in by Lincoln Building Associates L.L.C., as ground lessee, dated November 23, 2004 and recorded 12/28/2004 in CRFN 2004000xxxxxx. Consolidates and modifies mortgages 1 through 7 to form a single lien of $84,000,000.00 and spread them to cover all of the premises.

BORROWER’S INITIALS:
13
Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1

FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT dated as of November 23, 2004 and recorded 2/3/2006 in CRFN 20060000xxxxx (amends CRFN 2004000xxxxxx), upon which there is a present principal balance of $80,012,524.00.

8.	MORTGAGE made by 60 East 42nd St. Associates L.L.C. to The Prudential Insurance Company of America, as joined in by Lincoln Building Associates L.L.C., as ground lessee, dated November 5, 2009 and to be recorded in aforesaid records, to secure the sum of $16,000,000.00 and interest (Mortgage tax paid: $448,000.00)

AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT made by 60 East 42nd St. Associates L.L.C. to The Prudential Insurance Company of America, as joined in by Lincoln Building Associates L.L.C., as ground lessee, November 5, 2009 and to be recorded in aforesaid records. Consolidates and modifies mortgages 1 through 8 to form a single lien of $96,012,524.00.

BORROWER’S INITIALS:
14
Prudential Loan Nos. 7061xxxxx and 7061xxxxx 60 East 42nd St./Consolidated Mortgage Note AT1 32586438.5 / 28227-000xxx 48132.1